                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
TRICOM, S. A.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the headings "Experts" and "Summary Financial Data" in the prospectus.

                                                /s/ KPMG
                                          ---------------------------------
                                          Member Firm of KPMG International



Santo Domingo, Dominican Republic
November 20, 2001